Exhibit 23.2


Independent Auditors' Consent


We consent to the incorporation by reference in Registration Statements No. 33-22957, 33-32690, 33-32687 and 33-52892 on Form S-8 of our report dated April
11, 2000, appearing in this Annual Report on Form 10-K of Designs, Inc. for the year ended January 29, 2000.


Boston, Massachusetts
May 2, 2001                                            /s/ DELOITTE & TOUCHE LLP